NYSE: NAV 2 QUARTER 2013 EARNINGS PRESENTATION June 10th, 2013 ND Exhibit 99.2

NYSE: NAV
2Q 2013 Earnings – 6/10/2013
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form
10-K for the fiscal year ended October 31, 2012. Although we believe that these forward-
looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

Troy Clarke, President & CEO 2 QUARTER 2013 RESULTS ND NYSE: NAV

5 NYSE: NAV 2Q 2013 Earnings – 6/10/2013 • 2013 Strategic Objectives • 2Q 2013 Financials • Drive to Deliver Update • Summary • Q&A 2 Quarter Actions nd

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Guiding Principles               Near-Term Priorities
2013
2013
Drive to Deliver
Drive to Deliver
•
Quality
•
Cost
•
Sense of Urgency
•
Great Products
•
Customer Satisfaction
•
People
Improve
Quality
Hit Our
Launches
Deliver Our
2013 Plans

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Drive to Deliver Progress
August February June
8/27 – Lewis
Campbell
named
Executive
Chairman
and CEO
9/6 -
Realigned
Senior
Leadership –
weekly
meetings.
Established
daily cash
management
report and
manufacturing
excellence
system
10/8 –
Company
adds two
new board
members:
Vincent J.
Intrieri and
Mark H.
Rachesky
10/16 –
Board
approves
2013
operating
plan and
addition of
John C. Pope
to BOD
10/27 –
Board
approves
annual
incentive
plans that tie
to increasing
shareholder
value
12/10 –
Company
adds new
board
member:
Samuel J.
Merksamer
2/19 –
Annual
shareholder
meeting
12/19 –
4Q
Earnings
call
9/6 –
3Q
Earnings
call
8/30 –
EPA
issued final
ruling
10/23 –
Cummins
contract
finalized
11/15 –
First
saleable
ProStar
with ISX to
roll off
line
12/11 –
Regular
production
of ProStar
with ISX
engines
12/14 –
“OK to
ship”- five
days
ahead of
schedule
8/27 –
Announced
VSP results
and need for
RIF as part
of goal to
reduce costs
by $150M-
$175M.
10/31
9/6 –
Announced
ROIC
focused
strategy
10/24 –
ROIC
update -
elimination
of MxF15
10/26 – Brazil
restructuring
complete;
approx. 700
jobs eliminated
10/30 –
Announced
closure of
Garland
1/6 – Best In
Class
Benchmarking
Initiative
4/16-
Received EPA
certification for
13L with SCR
5/20 -
Bill Kozek as
President of its
North America
Truck and Parts
business
6/6 –
2Q
Earnings
call
3/7-
Troy Clarke
Named
President
and CEO
2/19 –
Announced
sublease of
Alabama
Facility
3/27 – Announced
$300 million tack
on offering of
8.25% Notes
5/28-
“OK to Ship” for
TerraStar 4x4
12/18 –
Announced intent
to sell India
equity to
Mahindra
2/12 – Sale of
equity interests
completed
4/11-
Truck launches
9900i, PayStar
5900  with
Cummins ISX15L
Engine
Equity
offering;
confirmed
cash
guidance
10/30 –
Announced
closure of
Garland facility
3/04 –
Announced the
sale of
Workhorse
Custom Chassis
5/16 - Announced
the sale of
Monaco
3/7 –
1Q
Earnings
call
4/29
“OK to Ship” for
ProStar with 13L
with SCR
12/19 –
End of
Year mfg.
cash
balance
of  $1.5B
1/7 –
Submitted
for  EPA
cert. on
13Liter
4/16 Jack
Allen named
COO
5/30 –
Bill Osborne
named New
Senior V.P. of
Global Quality

A. J. Cederoth, Executive Vice President & CFO 2 QUARTER 2013 RESULTS ND NYSE: NAV

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
2Q 2013 Year Over Year Results
* Attributable to Navistar International Corporation
2Q 2013
GAAP
2Q 2012
GAAP
Change
Revenue (Millions)
$2,526 3,261 $(735)
Manufacturing Segment Profit
(Loss) (Millions)
$(156) $(112) $(44)
EBITDA
(1)
(Millions)
$(116) $(139) $23
Profit (Loss) from Continuing
Operations* (Millions)
$(353) $(138) $(215)
Diluted Profit (Loss)  Per Share
from Continuing Operations*
(2)
$(4.39) $(2.01) $(2.38)
Notes:  (1)  EBITDA:  Includes the impact for certain out-of-period items totaling $62 million.  For more information on these out-of-period adjustments, see Note 1 of our Quarterly Report on Form 10-Q for the period ended April 30, 2013.
(2)  Diluted (Loss) Per Share from discontinued operations were $(0.26) in 2Q 2013 and $(0.49) in 2Q 2012, shares outstanding were 80.4 million in
2Q 2013 compared to 68.7 million in 2Q 2012.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

2Q 2013 Earnings – 6/10/2013 10 NYSE: NAV Profit (Loss) from Continuing Operations 2Q 2012 to 2Q 2013

Warranty
2Q 2013 Earnings – 6/10/2013

NYSE: NAV
($413)
($895)
($365)
($398)
($458)
($327)
($1,000)
($750)
($500)
($250)
$0
2011 FY 2012 FY 2013 FY
Warranty Expense vs. Cash
Expense
Cash
2nd Half warranty

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
2Q 2013 Manufacturing Cash Update
$ in millions
*Cash balance includes marketable securities.
**As shown on 3/7/2013
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
1
Guidance** Actual
1Q 2013 Manufacturing Cash Balance* $1,189 $1,189
EBITDA (excluding warranty true-up)¹
(25) - 25 48
Pre-Existing Warranty True-Up (164)
EBITDA (116)
CapEx/Cash Interest/Pension & OPEB (189) (119)
Change in Net Working Capital/Other 25 - 75 46
Pre-Existing Warranty True-Up 164
2Q 2013 Manufacturing Cash Balance* $1,000 - $1,100 $1,164
   EBITDA:  Includes the impact for certain out-of-period items totaling $62 million. For more information on these out-of-period adjustments, see Note 1 of our
Quarterly Report on Form 10-Q for the period ended April 30, 2013.

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Guidance:  3Q 2013 Manufacturing Cash
Guidance
2Q 2013 Manufacturing Cash Balance* Actual $1,164
EBITDA 0 – 50
CapEx/Cash Interest/Pension & OPEB (190)
Change in Net Working Capital 46 - 96
Debt Payments/Other (20)
3Q 2013 Manufacturing Cash Balance* Guidance $1,000 - $1,100
$ in millions
* Cash balance includes marketable securities.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
• Cash Balance – On Plan
• Structural Cost Reductions – Ahead of Plan
• Product Strategy – On Plan
• Investing in Customer Satisfaction
• Expect Volumes to Grow
Summary

Jack Allen, COO DRIVE TO DELIVER NYSE: NAV

Guiding Principles               Near-Term Priorities
2013
2013
Drive to Deliver
Drive to Deliver
16
NYSE: NAV
•
• Quality
Quality
•
• Cost
Cost
•
• Sense of Urgency
Sense of Urgency
•
• Great Products
Great Products
•
• Customer Satisfaction
Customer Satisfaction
•
• People
People
Improve
Quality
Hit Our
Launches
Deliver Our
2013 Plans
Sales
Momentum
2Q 2013 Earnings – 6/10/2013

Investing in Quality –
Actions Demonstrate our Commitment to our Customers
• Field campaigns ahead of
schedule
– EGR valve campaign 68% complete
– Increase in EGR system related
repairs
• Uptime continues to improve
• Limited number of vehicles
need repairs
• Quality solutions built into the
design and production process
– Manufacturing Execution System
– 40% improvement in 3-months-in-
service rates since October 2011
2Q 2013 Earnings – 6/10/2013

NYSE: NAV

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Launching with Quality
ProStar+ with MaxxForce 13 SCR
• Quality is evident in new product
launches
• Sales momentum growing
• Positive customer feedback on
quality and performance
ProStar+ with ISX 15L
• On time launch at end of Q2
• Over 1.3 million test miles
• Over 2,200 orders since March

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Market Share Growth
• Class 8 Industry volume - 215K on plan
• Solid foundation to regain market share
– New dealers in key markets
– $100 million investment
– 22% increase in service capacity
• New 15 Liter and 13 Liter product offerings
– Increasing product offering through the year

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Market share
• Q2 share slightly better than in Q1
• Q3 build – up by 25% vs. Q2
• End-of-year market share run rate: ~18%
Medium Duty
• Share improvement linked to
momentum in Class 8
• Introduce SCR on our midrange
engines at the beginning of CY 2014
Class 8
EGR to SCR
Transition

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
• Structural cost:  Savings greater than $200 million
• Parts:  Increased sales and profit margins
• Material cost:  Ahead of plan
• Manufacturing:  Closed Garland
Drive to Deliver Progress

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
• Update on non-core assets actions
– Navistar RV sale
– Mahindra JV sale
– Eliminated Navistar 15L engine
– Garland plant closure
– Workhorse sale
– Sub-leased excess facility space
• Other opportunities being studied
Focus on North America Core Business

2Q 2013 Earnings – 6/10/2013 23 NYSE: NAV • Investing in Customer Satisfaction • Sales Momentum to Regain Market Share • Progressing toward Profitability Summary

Troy Clarke, President & CEO SUMMARY NYSE: NAV

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
• Core business profitability
• 8-10% EBITDA run rate goal by end of 2015
– Fixed Cost Savings
• SG&A
• Product Development
• Manufacturing Efficiency
– Variable Cost Savings
• Material Cost
• Quality
– Earnings Growth
• Market Share
• Other Businesses
Summary

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Guiding Principles               Near-Term Priorities
Improve
Quality
Hit Our
Launches
Deliver Our
2013 Plans
2013
2013
Drive to Deliver
Drive to Deliver
Sales
Momentum
•
Quality
•
Cost
•
Sense of Urgency
•
Great Products
•
Customer Satisfaction
•
People

NYSE: NAV APPENDIX

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
A Leader in Several Commercial Vehicle Segments
Note: Based on market share position determined by brand
Market Share
2Q FY2013: ~26%
Market Share
2Q FY2013: ~22%
Market Share
2Q FY2013: ~12%
U.S. and Canada Class 6-8:

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Navistar Financial Corporation
Highlights
• 2Q 2013: $19 million Financial Services Segment Profit
• Total U.S. financing availability of $824 million as of April 30, 2013 (includes bank facility availability of $351 million)
• Debt/Equity Leverage: 2.6 to 1
• Wholesale term securitization completed in February for $200 million
• Better pricing and advance rate
• Variable funding reduced from $750 million to $500 million
Retail Notes Bank Facility
• $840 million facility ($500
million revolver and $340
million term loan matures in
December 2016)
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
• On balance sheet
• NFSC wholesale trust as of
April 2013
– $924 million funding facility
– Variable portion matures
March 2014
– Term portions mature October
2013 and January 2015
• On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Dealer Floor Plan

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Market Share
We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service.  Class 8 severe service trucks also includes CAT-branded units sold to Caterpillar under our North America supply agreement.
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2
Class 6 and 7 medium trucks 36% 36% 46% 44% 41% 27% 36% 36% 34% 33% 25% 26%
Class 8 heavy trucks 17% 16% 17% 18% 17% 17% 15% 15% 13% 15% 11% 12%
Class 8 severe service trucks 33% 32% 36% 37% 35% 31% 30% 30% 30% 30% 26% 22%
Combined Class 8 21% 19% 21% 22% 21% 19% 18% 18% 17% 18% 14% 15%
2012 2013 2011
Market Share U.S. & Canada Class 6-8

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Worldwide Truck Chargeouts
We define our “traditional” markets to
include U.S. and Canada School bus
and Class 6 through 8 medium and
heavy truck. We classify militarized
commercial vehicles sold to the U.S.
and Canadian militaries as Class 8
severe service within our “traditional”
markets. Our “traditional” markets
include CAT-branded units sold to
Caterpillar under our North America
supply agreement.
FISCAL YEAR 2011 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 4,900 6,900 8,000 9,500 29,300
WORLDWIDE TRUCK-Continued Ops 19,100 24,900 28,300 33,700 106,000
DISCONTINUED OPERATIONS 400 700 600 700 2,400
WORLDWIDE TRUCK-Total
19,500 25,600 28,900 34,400 108,400
FISCAL YEAR 2012 Q1 Q2 Q3 Q4 FULL YEAR
BUS 1,700 2,600 2,900 2,500 9,700
MEDIUM 4,300 7,100 5,800 4,700 21,900
HEAVY 8,000 7,200 6,300 5,600 27,100
SEVERE 3,300 3,600 3,600 3,100 13,600
TOTAL 17,300 20,500 18,600 15,900 72,300
NON-TRADITIONAL MILITARY 200 400 500 500 1,600
EXPANSIONARY 7,200 7,300 7,600 7,400 29,500
WORLDWIDE TRUCK-Continued Ops 24,700 28,200 26,700 23,800 103,400
DISCONTINUED OPERATIONS 200 200 400 900 1,700
WORLDWIDE TRUCK-Total 24,900 28,400 27,100 24,700 105,100
FISCAL YEAR 2013 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,500 - - 4,600
MEDIUM 4,100 4,500 - - 8,600
HEAVY 4,500 4,500 - - 9,000
SEVERE 2,400 2,100 - - 4,500
TOTAL 13,100 13,600 - - 26,700
NON-TRADITIONAL MILITARY 300 300 - - 600
EXPANSIONARY 6,600 5,900 - - 12,500
WORLDWIDE TRUCK-Continued Ops
20,000 19,800 - - 39,800
DISCONTINUED OPERATIONS 200 200 - - 400
WORLDWIDE TRUCK-Total 20,200 20,000 0 0 40,200

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Worldwide Engine Shipments
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200    37,100    38,200    36,100    138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300    23,500    22,300    25,700    88,800
Total Shipments 49,000    65,000    64,200    65,400    243,600
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100    25,300    28,600    28,700    106,700
Other OEM sales 2,200      2,000      3,000      2,900      10,100
Intercompany sales 21,600    23,400    20,600    17,500    83,100
Total Shipments 47,900    50,700    52,200    49,100    199,900
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 25,600    30,800    -         -         56,400
Other OEM sales 1,900      2,300      -         -         4,200
Intercompany sales 16,500    15,100    -         -         31,600
Total Shipments 44,000    48,200    -         -         92,200
2013
2011
2012

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Order Receipts – U.S. & Canada
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our
“traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
Percentage Percentage
2013 2012 Change Change 2013 2012 Change Change
3,100 3,200 (100) -3% 4,600 5,300 (700) -13%
3,800 6,300 (2,500) -40% 7,100 11,700 (4,600) -39%
Class 8 heavy trucks 4,400 5,600 (1,200) -21% 10,200 13,700 (3,500) -26%
Class 8 severe service trucks 2,500 3,000 (500) -17% 4,400 7,000 (2,600) -37%
13,800 18,100 (4,300) -24% 26,300 37,700 (11,400) -30%
6,900 8,600 (1,700) -20% 14,600 20,700 (6,100) -29%
Six Months Ended
April 30,
Order Receipts: U.S. & Canada (Units)
Three Months Ended
April 30,
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
Excludes the  US portion of IC Bus

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3:
What is your net income attributable to non-controlling interests?
A:
Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: What trends do you think we will see in light of sequestration?
A:
Navistar believes upgrades, retrofits and the sustainment of vehicles will be the trend as Defense budgets are reduced. Retrofits and upgrades are economical solutions that repurpose assets while also ensuring warfighters have access to emerging technologies and capabilities. Navistar continues to anticipate the need for additional upgrade requirements, and offers fast, cost-effective, technology advanced solutions to the U.S. military’s and its Allies.
Q5: What are your expected 2013 and beyond pension funding requirements?
A:
Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2013, we expect to contribute $166 million to meet the minimum required contributions for all plans. We currently expect that from 2014 through 2016, the Company will be required to contribute at least $200 million per year in to the Plans, depending on asset performance and discount rates. This is lower than our previously reported expectations due to the impact of the Moving Ahead for Progress in the 21st Century Act
which was enacted in July 2012.

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Frequently Asked Questions
Q6: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in 2013 and will gradually increase as we utilize available net operating losses (NOLs) and tax credits in the future years.
Q7: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2012 the Company has deferred tax assets for U.S. federal NOLs valued at $318 million, state NOLs valued at
$95 million, and foreign NOLs valued at $155 million, for a total undiscounted cash value of $568 million. In addition to NOLs, the
Company has deferred tax assets for accumulated tax credits of $218 million and other deferred tax assets of $2.1 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of FY2012.
Q8: How does your FY 2013 Class 8 industry compare to ACT Research?
A:
Reconciliation to ACT: 2013
ACT* 226,501
CY to FY adjustment (6,179)
Total (ACT comparable Class 8 to Navistar) 220,322
Navistar Industry Retail Deliveries Combined Class 8 Trucks 215,000
Navistar difference from ACT 5,322
2.5%
*Source:  ACT N.A. Commercial Vehicle Outlook - May, 2013
U.S. and Canadian Class 8 Truck Sales

2Q 2013 Earnings – 6/10/2013

NYSE: NAV
Frequently Asked Questions
Q9: What is your manufacturing interest expense for Fiscal Year 2013?
A: Interest expense is forecasted at $252 million.
Q10: What should we assume for capital expenditures in Fiscal Year 2013?
A: We plan to continue capital spending within the traditionally guided range of $200 million to $300 million for products and development although we expect to be at the lower end of the range. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
Q11: For the manufacturing debt currently outstanding in your most recent financial statement filings, what are the respective maturity dates and principal amounts outstanding?
A: The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation):
Senior Secured Term Loan Credit Facility, due August 17, 2017 $698 million
8.25% Senior Notes due November 1, 2021 $1,200 million
3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million
Debt of majority owned dealerships (various maturity dates) $43 million
Financing arrangements and capital lease obligations (various maturity dates) $87 million
Loan Agreement related to the 6.5% Tax Exempt Bonds due October 15, 2040 $225 million
Promissory Note due September 30, 2015 $25 million
Financed Lease Obligations $209 million
Other (various maturity dates) $59 million
Total $3,116 million

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
Frequently Asked Questions
Q12: You disclosed in your Q2 2013 10Q that included in your results of operations for the three and six months ended April 30,
2013 out-of-period adjustments, which represent corrections of prior-period errors related to the accounting for certain sales transactions financed by GE. What was the impact on your current results and how will these types of transactions impact future results?
A: Our operating agreement with GE, our preferred source of retail customer financing for equipment offered by us and our dealers in the U.S., includes a loss sharing arrangement for certain credit losses. The determination was made that certain sales that were ultimately financed by GE as leases, did not qualify for revenue recognition and should have been accounted for as borrowings as we retained substantial risks of ownership in the leased property. The proceeds from the initial transfer should have been recorded as an obligation and amortized to revenue over the term of the financing. In addition, the financed equipment should have been transferred from inventory to equipment leased to others and depreciated over the term of the financing. Our financial exposure remains the same regardless of GE financing as a lease or as a note. That is, we have no additional residual exposure as a result of these transactions.
Correcting the errors in the second quarter of 2012, which were not material to any of the prior periods, resulted in an $8 million increase to Net loss in our Consolidated Statements of Operations for periods prior to fiscal 2012 and an additional $1 million increase to Net loss related to the first quarter of 2013. The adjustments included $37 million of depreciation and $8 million of interest expense related to periods prior to fiscal 2013 and $9 million of depreciation and $3 million of interest expense related to the first quarter of 2013. In the future we will have increased depreciation and interest expense as a result of these transactions and any future transactions that are accounted for similarly.

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
Outstanding Debt Balances
(in millions)
April 30,
2013
October 31,
2012
Manufacturing operations:
Senior Secured Term Loan Credit Facility, as Amended, due 2017, net of
unamortized discount of $5 and $9, respectively
$ 693
$ 991
8.25% Senior Notes, due 2021, net of unamortized discount of $23 and $28, respectively
1,177
872
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $38 and $50, respectively
532 520
Debt of majority-owned dealerships 43
60
Financing arrangements and capital lease obligations
87
140
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040
225 225
Promissory Note
25
30
Financed lease obligations
.
209
—
Other
59 67
Total manufacturing operations debt
3,050
2,905
Less: Current portion
122
172
Net long-term manufacturing operations debt
$ 2,928 $ 2,733
(in millions)
April 30,
2013
October 31,
2012
Financial Services operations:
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019 $ 805
$ 994
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2019
861 763
Commercial paper, at variable rates, matured in 2013 — 31
Borrowings secured by operating and finance leases, at various rates, due serially through 2017
65
78
Total financial services operations debt
1,731
1,866
Less: Current portion
657
1,033
Net long-term financial services operations debt
$ 1,074
$ 833
The debt balances listed above include accounting impacts of any OID and bifurcation.

NYSE: NAV
2Q 2013 Earnings – 6/10/2013
Manufacturing Cash Flow
Beginning Mfg. Cash
¹
Balance
Fiscal 2010 Fiscal 2011 Fiscal 2012 Q1 2013 Q2 2013
October 31, 2009 1,152 $
October 31, 2010 1,100 $
October 31, 2011 1,186 $
October 31, 2012 1,505 $
January 31, 2013 1,189 $
Approximate Cash Flows:
From Operations 409 680 (298) (203) (34)
From Investing / (Cap Ex) (350) (485) (362) (71) (232)
From Financing / (Debt Pay Down) (110) (106) 977 (37) 242
Exchange Rate Effect (1) (3) 2 (5) (1)
Net Cash Flow (52) $            86 $             319 $            (316) $           (25) $
Ending Mfg. Cash
¹
Balance:
October 31, 2010 1,100 $
October 31, 2011 1,186 $
October 31, 2012 1,505 $
January 31, 2013 1,189 $
April 30, 2013 1,164 $
1 Cash = Cash, Cash Equivalents & Marketable Securities

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
Manufacturing Segment Results:
We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent. Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
April 30,
2013
October 31,
2012
October 31,
2011
October 31,
2010
Manufacturing segment cash and cash equivalents 465 $         1,059 $      488 $         534 $
Financial services segment cash and cash equivalents 40 28 51 51
Consolidated cash and cash equivalents 505 $         1,087 $      539 $         585 $
Manufacturing marketable securities 699 $         446 $         698 $         566 $
Financial services segment marketable securities 34 20 20 20
Consolidated marketable securities 733 $         466 $         718 $         586 $
Manufacturing segment cash and cash equivalents 465 $         1,059 $      488 $         534 $
Manufacturing marketable securities 699 446 698 566
Manufacturing segment cash, cash equivalents and marketable securities 1,164 $      1,505 $      1,186 $      1,100 $
- - - -

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
SEC Regulation G –
Manufacturing Cash
**Adjusted to exclude marketable securities from the ending balance and to include the change in marketable securities in the cash flows from investing/capital expenditures line.
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows **
(Dollars in Millions)
For the year ended October 31, 2010
Cash flows from operations $ $ $                 - $
Cash flows from investing / capital expenditures (350) 492 (576) (434)
Cash flows from financing / debt pay down (110) (1,180) (10) (1,300)
Effect of exchange rate changes
(1) 1 - -
Net cash flows (52) 11 (586) (627)
Blue Diamond Consolidation - - - -
Beginning cash, cash equivalents and marketable securities balance
1,152 60 - 1,212
Ending cash, cash equivalents and marketable securities balance
$            1,100 $                 71 $             (586) $
For the year ended October 31, 2011
Cash flows from operations $ $ $                 - $
Cash flows from investing / capital expenditures (485) (206) (132) (823)
Cash flows from financing / debt pay down (106) 6 - (100)
Effect of exchange rate changes
(3) - - (3)
Net cash flows 86 - (132) (46)
Blue Diamond Consolidation - - - -
Beginning cash, cash equivalents and marketable securities balance
1,100 71 (586)
Ending cash, cash equivalents and marketable securities balance
$ $                 71 $             (718) $
Manufacturing segment cash flow reconciliation:
409
680 880
585
539
1,186
585
1,107
200
698

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
SEC Regulation G –
Manufacturing Cash
**Adjusted to exclude marketable securities from the ending balance and to include the change in marketable securities in the cash flows from investing/capital expenditures line.
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows **
(Dollars in Millions)
For the year ended October 31, 2012
Cash flows from operations $ $ 908 $ - $
Cash flows from investing / capital expenditures: (362) 108 252 (2)
Cash flows from financing / debt pay down 977 (1,040) - (63)
Effect of exchange rate changes
2 1 - 3
Net cash flows 319 (23) 252 548
Beginning cash, cash equivalents and marketable securities balance
1,186 71 (718) 539
Ending cash, cash equivalents and marketable securities balance $            1,505 $                 48 $             (466) $            1,087
For the six months ended April 30, 2013
Cash flows from operations $ $ 194 $ - $ 35
Cash flows from investing / capital expenditures: (119) (6) (267) (392)
Cash flows from financing / debt pay down (57) (163) - (220)
Effect of exchange rate changes
(6) 1 - (5)
Net cash flows
(341) 26 (267) (582)
Beginning cash, cash equivalents and marketable securities balance
1,505 48 (466) 1,087
Ending cash, cash equivalents and marketable securities balance
$            1,164 $                 74 $             (733) $              505
Manufacturing segment cash flow reconciliation:
610 (298)
(159)

45
SEC Regulation G –
EBITDA:  Includes the impact for certain out-of-period items totaling $62 millions. For more information on these out-of-
period adjustments, see Note 1 of our Quarterly Report on Form 10-Q for the period ended April 30, 2013.
NYSE: NAV

Manufacturing segment profit (loss) reconciliation:
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation:

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
SEC Regulation G –
Significant Items Included Within Our Results
Three Months Ended
April 30,
Six Months Ended
April 30,
(in millions) 2013 2012 2013 2012
Expense (income):
Adjustments to pre-existing warranties (A)
....................................................................................
$ 164 $ 138 $ 204 $ 219
Charges related to the Monaco RV divestiture
(B)
...........................................................................
25 — 25 —
Charges for non-conformance penalties
(C)
...................................................................................
12
10
22
10
Accelerated depreciation
(D)
................................................................................................................ 10 — 35 —
Gain on sales of the Mahindra Joint Ventures
(E)
(28) — (28) —
Legal settlement (F) ............................................................................................................................ — — (35) —
Impairment charges related to idling the WCC business (G) —
37
—
37
Income tax valuation allowance release
(H)
........................................................................................ — (181) — (181)
..........................................................
.............................................................................
(A)   The warranty adjustment represents an unanticipated increase in warranty spend for certain 2007 and 2010 emission standard engine, with the majority relating to the initial build of
2010 emission standard engines. In the second quarter and first half of 2013, the Company incurred charges of $164 million and $204 million, respectively, for adjustments to pre-
existing warranties. Included in the adjustments to pre-existing warranties is a warranty recovery of $13 million and $40 million, of which the $13 million in the second quarter of 2013 was included in the Loss from discontinued operations. During the second quarter and first half of 2012, the Company incurred charges of $104 million and $227 million, respectively, for adjustments to pre-existing warranties, and the tax impact of the adjustments was income tax expense of $34 million and income tax benefit of $8 million, respectively. In the second quarter and first half of 2013, our Engine segment recognized charges for adjustments to pre-existing warranties of $107 million and $136 million, respectively, compared to $78 million and $190 million in the respective prior year periods. In the second quarters of 2013 and 2012, the Truck segment recorded charges of $33 million and $24 million, respectively, both related to the extended warranty contracts on our 2010 emission standard MaxxForce Big-Bore engines, of which the majority of these changes are included in the adjustments to pre-existing warranties.
(B)   In May 2013, we divested substantially all of our interest in these operations of Monaco for approximately $19 million of cash. As a result of the divestiture, in the second quarter of 2013, we recorded charges of $25 million relating to the impairment of certain assets and the expected loss from the divestiture, which is included in the Loss from discontinued operations.
(C)   The Engine segment recorded charges for non-conformance penalties, primarily for certain 13L engine sales. The charges did not have a material impact on income taxes.
(D)    In the second quarter and first half of 2013, of the total charges for accelerated depreciation, $8 million and $20 million, respectively, was related to certain assets related to the planned closure of our Garland Facility, and $2 million and $15 million, respectively, was primarily related to certain assets affected by the discontinuation of certain engine programs, particularly the MaxxForce15L. The Truck segment recognized charges of $8 million and $23 million, respectively, and the Engine segment recognized charges of $2 million and $12 million, respectively.
(E)    In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra for $33 million and recognized a gain of $28  million, of which the Truck and
Engine segments recognized $16 million and $12 million, respectively.
(F)  As a result of the legal settlement with Deloitte and Touch LLP in December 2012, we received cash proceeds of $35 million in the first quarter of 2013.
(G)  In the second quarter and first half 2012, the impairment charges of $38 million were the result of our decision to idle WCC business. The tax impact of the adjustments was an income tax benefit of $1 million. The WCC, which is reported in the Loss from discontinued operations, and Parts segment recognized charges of $28 million and $10 million, respectively.
(H)  In the second quarter of 2012, we recognized an income tax benefit of $181 million from the release of a significant portion of our income tax valuation allowance on our Canadian deferred tax assets.
The above items relating to 2013 did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of
2012. The above items relating to charges in 2012 have been adjusted to reflect the impact of income taxes which are calculated based on the respective periods estimated annual effective tax rate. The income tax impact of the second quarter of 2012 adjustments reflects the impact of a change in the quarter to the Company's 2012 estimated annual effective tax rate. The change is the result of updates to the forecasted earnings and the jurisdictional mix.

2Q 2013 Earnings – 6/10/2013
NYSE: NAV
ROIC Definition
(PBT
1
+ Mfg Interest + Implied Interest on Operating Leases) X (1-Cash Tax Rate)
Paid-in-Capital – Treasury Stock + Retained Earnings
2
+ Book Value of
Operating Leases + Book Value of Mfg Debt
3
– Mfg Cash
4
1
– Excludes significant items such as restructuring, impairments, and engineering integration expenses
2
–
If an Accumulated Deficit exists, then it will not be included in the calculation
3
– Excludes Financial Services Operation debt
4
–
Manufacturing Cash includes Cash and cash equivalents + Marketable securities
47